SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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     5(d)(2))

[ ]  Definitive Information Statement

                        HIGHWAY ONE-OWEB, INC.
                        ----------------------
            (Name of Registrant as Specified in its Charter)

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Contact Persons: Leonard W. Burningham, Esq.
                 Branden T. Burningham, Esq.
                 Suite 205, 455 East 500 South Street
                 Salt Lake City, Utah 84111
                 Tel: 801-363-7411; Fax: 801-355-7126

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                        HIGHWAY ONE-OWEB, INC.
                          63 Trade Road
                       Massena, New York 13662
                        INFORMATION STATEMENT

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                      REQUESTED NOT TO SEND A PROXY

                            INTRODUCTION

          This Information Statement is being furnished to our stockholders (Highway One O-Web, Inc., a Utah corporation [the "Company," "Highway One," "we", "our" or "us" or words or similar import]), regarding an amendment to our Articles of Incorporation.

          The amendment was unanimously adopted by our Board of Directors, and the majority stockholders of our Company, in accordance with the Utah Revised Business Corporation Act (the "Utah Law"). The Majority Stockholders owns 10,236,120 shares or approximately 79.1% of our outstanding voting securities. No other votes were required or necessary to adopt the amendment, and none are being solicited hereunder. See the captions "Voting Securities and Principal Holders Thereof" and "Amendment to the Articles of Incorporation and Vote Required for Approval," herein.

          The amendment to our Articles of Incorporation is as follows.

          Authorization to Change Name.
          -----------------------------

          Our Board of Directors and majority stockholders have voted to amend
Article I of our Articles of Incorporation to say:

                            ARTICLE I.  NAME

          The name of the corporation is Michelex Corporation.


               APPROXIMATE DATE OF MAILING: September 8, 2003.

          This amendment will become effective on the earlier of the opening of business on September 29, 2003, or a date that is at least 21 days from the mailing of this Information Statement to our stockholders.

          This amendment is the only matter covered by this Information
Statement.

                            DISSENTERS' RIGHTS

          There are no dissenters' rights applicable to the amendment to our Articles of Incorporation.

           INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

          No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to our Articles of Incorporation which is not shared by all other stockholders.

              VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities.
------------------

          The securities that would have been entitled to vote if a meeting was required to have been held regarding this amendment to our Articles of Incorporation consist of shares of our common stock. Each share of our common stock is entitled to one vote. The number of outstanding shares of our common stock at the close of business on August 27, 2003, the record date for determining our stockholders who would have been entitled to notice of and to vote on the amendment to our Articles of Incorporation, was 12,938,040.

Security Ownership of Principal Holders and Management.
-------------------------------------------------------

          The following table sets forth certain information as of August 27, 2003, regarding current beneficial ownership of the shares of our common stock by (i) each person known by us to own more than 5% of the outstanding shares of our common stock, (ii) each of our executive officers and directors, and
(iii) all of our executive officers and directors as a group. Except as noted, each person has sole voting and sole investment or dispositive power with respect to the shares shown. The information presented is based on 12,938,040 outstanding shares of common stock.

                            Positions               Number and Percentage
Name and Address               Held            of Shares Beneficially Owned(1)
----------------               ----            -------------------------------

Ginette Gramuglia*    President, Secretary and        5,196,000 - 40.0%
                      director


Thomas Gramuglia*     Vice President, Treasurer       5,040,120 - 38.8%
                      director

Sharon Bishop         Secretary and director                  0 -    0%

All executive officers
and directors as a
group (3 persons)                                    10,236,120 - 79.1%


     * Ginette Gramuglia and Thomas Gramuglia are ex-spouses and neither is deemed to have any beneficial interest in shares owned by the other.


                AMENDMENT TO THE ARTICLES OF INCORPORATION
                      AND VOTE REQUIRED FOR APPROVAL

Utah Law.
---------

    The above amendment to our existing Articles of Incorporation was unanimously adopted by our three-person Board of Directors and the persons who own in excess of a majority of our outstanding voting securities (the "Majority Stockholders"), in accordance with Sections 16-10a-1001 titled "Authority to amend [articles]" 16-10a-704 titled "Action without a meeting" and 16-10a-725 titled "Quorum and voting requirements for voting groups" of the Utah Law. See the caption "Voting Securities and Principal Holders Thereof" herein. The Majority Stockholders collectively own 10,236,120 shares, or approximately 79.1% of our outstanding voting securities. No other votes are required or necessary to adopt this amendment, and none are being solicited hereunder.

           Section 16-10a-1003 of the Utah Law, titled "Amendment by board of directors and shareholders," provides that every amendment to the Articles of Incorporation of a corporation shall first be adopted by resolution of the Board of Directors and then be subject to the approval of persons owning a majority of the securities entitled to vote on any such amendment. Section 16-10a-704 of the Utah Law provides that the Board of Directors, by unanimous written consent, and persons owning the required majority of voting securities necessary to adopt any action that would otherwise be required to be submitted to a meeting of stockholders, may adopt such action without a formal shareholder meeting by written consent.

          Our directors and executive officers, who collectively own a majority of our issued and outstanding shares of common stock, have voted, in writing, to approve the resolutions to amend our Articles of Incorporation. These persons collectively own approximately 79.1% of our issued common capital stock; accordingly, this percentage being a majority, no additional votes are required or necessary to adopt the amendment to our Articles of Incorporation, and none are being solicited hereunder. See the captions "Voting Securities and Principal Holders Thereof" and "Amendment to the Articles of Incorporation and Vote Required for Approval," herein.

Effective Date of Amendment.
----------------------------

          The effective date of the amendment to change our name will be on the later of the earlier of the opening of business on September 29, 2003, or 21 days from the mailing of this Information Statement to our stockholders.

                                 NOTICE

THE MAJORITY STOCKHOLDERS OF OUR COMPANY THAT HAVE CONSENTED TO THE ADOPTION
 OF THIS AMENDMENT TO OUR ARTICLES OF INCORPORATION OWN IN EXCESS OF THE REQUIRED NUMBER OF OUR OUTSTANDING VOTING SECURITIES TO ADOPT THIS AMENDMENT
       UNDER UTAH LAW, AND HAVE DONE SO. NO FURTHER CONSENTS, VOTES OR
                 PROXIES ARE NEEDED, AND NONE ARE REQUESTED.

                              BY ORDER OF THE BOARD OF DIRECTORS



August 27, 2003               Ginette Gramuglia